Exhibit 99.1

NEWS RELEASE

TO BUSINESS EDITOR:

PEOPLES FINANCIAL SERVICES CORP. Reports First Quarter 2017 Earnings

Scranton, PA, April 24, 2017/PRNEWSWIRE/ – Peoples Financial Services Corp. (“Peoples”) (NASDAQ: PFIS), the bank holding company for Peoples Security Bank and Trust Company, today reported unaudited financial results at and for the three months ended March 31, 2017.  Peoples reported net income of $4.8 million, or $0.65 per share for the first quarter of 2017, compared to $4.9 million, or $0.66 per share for the comparable period of 2016.

Our results for the three months ended March 31, 2017 did not include any items we consider to be non-core, however our results for the corresponding period in 2016 do include non-core items. Core net income,  which we have defined to exclude net gains on the sale of investment securities available-for-sale,  net of tax, for the three months ended March 31, 2017 was $4.8 million, a $75 thousand increase from $4.7 million for the same period in 2016. Core net income per share for the three months ended March 31, 2017 was $0.65, compared to $0.64 for the same period in 2016.

In addition to evaluating its results of operations in accordance with accounting principles generally accepted in the United States of America (“GAAP”), Peoples routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as tangible stockholders’ equity and core net income ratios. The reported results for 2016 included herein contain items which Peoples considers non-core, namely net gains on sales of investment securities available-for-sale. Peoples believes the reported non-GAAP financial measures provide information useful to investors in understanding its operating performance and trends. Where non-GAAP disclosures are used in this press release, a reconciliation to the comparable GAAP measure is provided in the accompanying tables. The non-GAAP financial measures Peoples uses may differ from the non-GAAP financial measures of other financial institutions.

NOTABLES

•	Loans, net grew $26.9 million, or 7.1% annualized in the first quarter of 2017.
•	Deposits grew $26.8 million or 6.8% annualized in the first quarter of 2017.
•	Book value per share improved to $35.07 at March 31, 2017 from $34.71 at December 31, 2016, and $33.98 at March 31, 2016.
•	Tangible book value per share improved to $25.97 at March 31, 2017 from $25.57 at December 31, 2016, and $24.73 at March 31, 2016.
•

Tax-equivalent net interest margin increased 6 basis points in the first quarter of 2017 to 3.73%, compared to 3.67% for the quarter ended December 31, 2016, and decreased 8 basis points compared to 3.81% for the quarter ended March 31, 2016.

•	Tax-equivalent net interest income increased to $16.7 million for the first quarter of 2017 compared to $16.6 million for the fourth quarter of 2016, and $15.8 million for the first quarter of 2016.
•	Opened a regional business center on Emrick Boulevard, Bethlehem, PA serving the Lehigh Valley.
•	The allowance for loan losses to loans, net increased to 1.09% at March 31, 2017, from 1.04% at December 31, 2016, and 1.00% at March 31, 2016.

 INCOME STATEMENT REVIEW

The tax-equivalent net interest margin for the three months ended March 31, was 3.73% in 2017, compared to 3.81% in 2016. Loan accretion included in loan interest income for the three months ended March 31, 2017 was $187 thousand, resulting in an increase in the tax-equivalent net interest margin of 4 basis points. Comparatively, loan accretion included in loan interest income for the three months ended March 31, 2016 was $215 thousand, resulting in an increase in the tax-equivalent net interest margin of 5 basis points.

Tax-equivalent net interest income for the quarter ended March 31, increased $0.9 million to $16.7 million in 2017 from $15.8 million in 2016. The increase in tax equivalent net interest income was primarily due to a $137.3 million increase in average interest-bearing assets for the three months ended March 31, 2017 when compared to the same period in 2016. The tax-equivalent yield on the loan portfolio decreased to 4.40% for the three months ended March 31, 2017 compared to 4.52% for the comparable period in 2016. Loans, net averaged $1.5 billion for the quarter ended March 31, 2017 and $1.4 billion for the comparable period in 2016. For the three months ended March 31, the tax-equivalent yield on total investments increased to 2.89% in 2017 from 2.86% in 2016. Average investments totaled $274.9 million in the first quarter of 2017 and $287.2 million in the first quarter of 2016. Average interest-bearing liabilities increased $111.0 million for the three months ended March 31, 2017, compared to the corresponding period last year. The cost of funds increased to 0.57% in the three months ended March 31, 2017 from 0.54% for the same period of 2016.

For the quarter ended March 31, the provision for loan losses was $1.2 million in both 2017 and 2016.

For the three months ended March 31, 2017 and 2016, noninterest income totaled $3.8 million and $3.9 million, respectively. No gain or loss from the sale of investment securities available-for-sale was recognized during the three months ended March 31, 2017 while a gain from the sale of investment securities of $242 thousand was recognized during the corresponding period last year.

For the first quarter of 2017, noninterest expense increased to $12.4 million from $11.6 million for the same period in 2016, an increase of $0.8 million or 6.4%. The buildout of our expansion plan led to increases in salaries and employee benefit expense when comparing the two periods. Additionally, the year ago period included a one-time $208 thousand credit to salary and employee benefits for mortgage servicing rights retained by the bank that were not previously recorded.

 BALANCE SHEET REVIEW

At March 31, 2017, total assets, loans and deposits were $2.0 billion, $1.6 billion and $1.6 billion, respectively.  Loans, net grew $26.9 million or 7.1% annualized in the first quarter of 2017. Loans, net grew $150.2 million or 10.7% from March 31, 2016 to March 31, 2017. Deposits grew $26.8 million or 6.8%  annualized in the first quarter of 2017.  Total deposits grew $140.1 million or 9.5% from March 31, 2016 to March 31, 2017. Noninterest-bearing deposits increased $4.9 million or 5.6% annualized while interest-bearing deposits increased $21.9 million or 7.2% annualized in the first quarter of 2017. Total investments were $274.8 million at March 31, 2017, including $264.6 million securities classified as available-for-sale and $10.2 million classified as held-to-maturity.

Stockholders’ equity equaled $259.3 million or $35.07 per share at March 31, 2017, and $256.6 million or $34.71 per share at December 31, 2016. Tangible stockholders’ equity improved to $25.97 per share at March 31, 2017, from $25.57 per share at December 31, 2016. Dividends declared for the three months ended March 31, 2017 amounted to $0.31 per share representing a dividend payout ratio of 47.7%.

ASSET QUALITY REVIEW

Nonperforming assets were $12.1 million or 0.78% of loans, net and foreclosed assets at March 31, 2017, compared to $14.2 million or 0.93% of loans, net and foreclosed assets at December 31, 2016. The allowance for loan losses equaled $17.0 million or 1.09% of loans, net at March 31, 2017 compared to $16.0 million or 1.04% of loans, net, at December 31, 2016. Loans charged-off, net of recoveries, for the three months ended March 31, 2017, equaled $192 thousand or 0.05% of average loans, compared to $17 thousand or 0.01% of average loans for the comparable period last year.

About Peoples:

Peoples Financial Services Corp. is the parent company of Peoples Security Bank and Trust Company, a community bank serving Bucks, Lackawanna, Lehigh, Luzerne, Monroe, Montgomery, Northampton, Susquehanna, Wayne and Wyoming Counties in Pennsylvania and Broome County in New York through 26 offices. Each office, interdependent with the community, offers a comprehensive array of financial products and services to individuals, businesses, not-for-profit organizations and government entities. Peoples’ business philosophy includes offering direct access to senior management and other officers and providing friendly, informed and courteous service, local and timely decision making, flexible and reasonable operating procedures and consistently applied credit policies.

SOURCE: Peoples Financial Services Corp.

/Contact:   MEDIA/INVESTORS, Marie L. Luciani, Investor Relations Officer, 570.346.7741 or marie.luciani@psbt.com

Co:Peoples Financial Services Corp.

St:Pennsylvania

In:Fin

Safe Harbor Forward-Looking Statements:

We make statements in this press release, and we may from time to time make other statements regarding our outlook or expectations for future financial or operating results and/or other matters regarding or affecting Peoples Financial Services Corp., Peoples Security Bank and Trust Company, and its subsidiaries (collectively, “Peoples”) that are considered “forward-looking statements” as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements may be identified by the use of such words as “believe,” “expect,” “anticipate,” “should,” “planned,” “estimated,” “intend” and “potential.” For these statements, Peoples claims the protection of the statutory safe harbors for forward-looking statements.

Peoples cautions you that a number of important factors could cause actual results to differ materially from those currently anticipated in any forward-looking statement. Such factors include, but are not limited to: prevailing economic and political conditions, particularly in our market area; credit risk associated with our lending activities; changes in interest rates, loan demand, real estate values and competition; changes in accounting principles, policies, and guidelines; changes in any applicable law, rule, regulation or practice with respect to tax or legal issues; our ability to identify and address cyber-security risks and other economic, competitive, governmental, regulatory and technological factors affecting Peoples’ operations, pricing, products and services and other factors that may be described in Peoples’ Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission from time to time.

In addition to these risks, acquisitions and business combinations, present risks other than those presented by the nature of the business acquired. Acquisitions and business combinations may be substantially more expensive to complete than originally anticipated, and the anticipated benefits may be significantly harder-or take longer-to achieve than expected. As regulated financial institutions, our pursuit of attractive acquisition and business combination opportunities could be negatively impacted by regulatory delays or other regulatory issues. Regulatory and/or legal issues related to the pre-acquisition operations of an acquired or combined business may cause reputational harm to Peoples following the acquisition or combination, and integration of the acquired or combined business with ours may result in additional future costs arising as a result of those issues.

 The forward-looking statements are made as of the date of this release, and, except as may be required by applicable law or regulation, Peoples assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements.

[TABULAR MATERIAL FOLLOWS]

Summary Data

Peoples Financial Services Corp.

Five Quarter Trend

(In thousands, except share and per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2017	2016	2016	2016	2016
Key performance data:
Per share data:
Net income	$0.65	$0.64	$0.69	$0.66	$0.66
Core net income (1)	$0.65	$0.64	$0.69	$0.62	$0.64
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Book value	$35.07	$34.71	$34.68	$34.40	$33.98
Tangible book value (1)	$25.97	$25.57	$25.50	$25.18	$24.73
Market value:
High	$49.57	$50.54	$40.76	$40.55	$38.77
Low	$39.66	$38.41	$37.93	$35.56	$33.22
Closing	$41.80	$48.70	$40.76	$39.14	$37.20
Market capitalization	$309,075	$360,095	$301,385	$289,407	$275,254
Common shares outstanding	7,394,143	7,394,143	7,394,143	7,394,143	7,399,298
Selected ratios:
Return on average stockholders’ equity	7.51%	7.29%	7.95%	7.72%	7.85%
Core return on average stockholders’ equity (1)	7.51%	7.29%	7.95%	7.33%	7.62%
Return on average tangible stockholders’ equity (1)	10.15%	9.88%	10.82%	10.59%	10.87%
Core return on average tangible stockholders’ equity (1)	10.15%	9.88%	10.82%	10.05%	10.52%
Return on average assets	0.97%	0.94%	1.05%	1.03%	1.06%
Core return on average assets (1)	0.97%	0.94%	1.05%	0.98%	1.03%
Stockholders’ equity to total assets	12.82%	12.83%	13.01%	13.30%	13.50%
Efficiency ratio (2)	59.13%	58.59%	56.89%	59.33%	58.05%
Nonperforming assets to loans, net, and foreclosed assets	0.78%	0.93%	0.93%	0.90%	0.88%
Net charge-offs to average loans, net	0.05%	0.30%	0.08%	0.16%	0.01%
Allowance for loan losses to loans, net	1.09%	1.04%	1.03%	1.01%	1.00%
Interest-bearing assets yield (FTE) (3)	4.17%	4.10%	4.17%	4.23%	4.22%
Cost of funds	0.57%	0.56%	0.54%	0.55%	0.54%
Net interest spread (FTE) (3)	3.60%	3.54%	3.63%	3.68%	3.68%
Net interest margin (FTE) (3)	3.73%	3.67%	3.76%	3.81%	3.81%
(1)	See Reconciliation of Non-GAAP financial measures.
(2)

Total noninterest expense less amortization of intangible assets divided by tax-equivalent net interest income and noninterest income less net gains(losses) on investment securities available-for-sale.

(3)	Tax-equivalent adjustments were calculated using the prevailing federal statutory tax rate of 35%.

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Mar 31
Three Months Ended	2017	2016
Interest income:
Interest and fees on loans:
Taxable	$15,541	$14,346
Tax-exempt	726	751
Interest and dividends on investment securities:
Taxable	697	687
Tax-exempt	794	875
Dividends	12	10
Interest on interest-bearing deposits in other banks	29	17
Interest on federal funds sold
Total interest income	17,799	16,686
Interest expense:
Interest on deposits	1,434	1,283
Interest on short-term borrowings	174	77
Interest on long-term debt	348	360
Total interest expense	1,956	1,720
Net interest income	15,843	14,966
Provision for loan losses	1,200	1,200
Net interest income after provision for loan losses	14,643	13,766
Noninterest income:
Service charges, fees, commissions	1,572	1,444
Merchant services income	1,015	914
Commissions and fees on fiduciary activities	508	482
Wealth management income	319	412
Mortgage banking income	179	204
Life insurance investment income	189	193
Net gains on sale of investment securities available-for-sale		242
Total noninterest income	3,782	3,891
Noninterest expense:
Salaries and employee benefits expense	6,275	5,332
Net occupancy and equipment expense	2,394	2,437
Merchant services expense	730	632
Amortization of intangible assets	268	305
Other expenses	2,689	2,912
Total noninterest expense	12,356	11,618
Income before income taxes	6,069	6,039
Provision for income tax expense	1,269	1,157
Net income	$4,800	$4,882
Other comprehensive income (loss):
Unrealized gains on investment securities available-for-sale	$273	$995
Reclassification adjustment for gains included in net income		(242)
Change in pension liability
Income tax expense related to other comprehensive income	96	264
Other comprehensive income, net of income taxes	177	489
Comprehensive income	$4,977	$5,371
Per share data:
Net income	$0.65	$0.66
Cash dividends declared	$0.31	$0.31
Average common shares outstanding	7,394,143	7,403,510

Peoples Financial Services Corp.

Consolidated Statements of Income

(In thousands, except per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2017	2016	2016	2016	2016
Interest income:
Interest and fees on loans:
Taxable	$15,541	$15,502	$15,294	$14,760	$14,346
Tax-exempt	726	730	770	780	751
Interest and dividends on investment securities available-for-sale:
Taxable	697	636	575	617	687
Tax-exempt	794	827	861	875	875
Dividends	12	17	10	11	10
Interest on interest-bearing deposits in other banks	29	3	15	15	17
Total interest income	17,799	17,715	17,525	17,058	16,686
Interest expense:
Interest on deposits	1,434	1,468	1,356	1,322	1,283
Interest on short-term borrowings	174	120	116	89	77
Interest on long-term debt	348	353	353	354	360
Total interest expense	1,956	1,941	1,825	1,765	1,720
Net interest income	15,843	15,774	15,700	15,293	14,966
Provision for loan losses	1,200	1,400	1,200	1,200	1,200
Net interest income after provision for loan losses	14,643	14,374	14,500	14,093	13,766
Noninterest income:
Service charges, fees, commissions	1,572	1,603	1,542	1,527	1,444
Merchant services income	1,015	990	1,257	1,038	914
Commissions and fees on fiduciary activities	508	481	539	474	482
Wealth management income	319	319	271	296	412
Mortgage banking income	179	269	217	195	204
Life insurance investment income	189	197	199	202	193
Net gains on sale of investment securities available-for-sale				381	242
Total noninterest income	3,782	3,859	4,025	4,113	3,891
Noninterest expense:
Salaries and employee benefits expense	6,275	5,732	5,466	5,904	5,332
Net occupancy and equipment expense	2,394	2,424	2,316	2,245	2,437
Merchant services expense	730	723	890	748	632
Amortization of intangible assets	268	287	297	297	305
Other expenses	2,689	3,116	3,048	2,919	2,912
Total noninterest expense	12,356	12,282	12,017	12,113	11,618
Income before income taxes	6,069	5,951	6,508	6,093	6,039
Income tax expense	1,269	1,223	1,390	1,238	1,157
Net income	$4,800	$4,728	$5,118	$4,855	$4,882
Other comprehensive (loss) income :
Unrealized gains (losses) on investment securities available-for-sale	$273	$(4,420)	$(1,120)	$1,128	$995
Reclassification adjustment for gains included in net income				(381)	(242)
Change in pension liability		917
Income tax expense (benefit) related to other comprehensive income (loss)	96	(1,226)	(392)	262	264
Other comprehensive income (loss), net of income taxes	177	(2,277)	(728)	485	489
Comprehensive income	$4,977	$2,451	$4,390	$5,340	$5,371
Per share data:
Net income	$0.65	$0.64	$0.69	$0.66	$0.66
Cash dividends declared	$0.31	$0.31	$0.31	$0.31	$0.31
Average common shares outstanding	7,394,143	7,394,143	7,394,143	7,395,127	7,403,510

Peoples Financial Services Corp.

Details of Net Interest and Net Interest Margin

(In thousands, fully taxable equivalent basis)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2017	2016	2016	2016	2016
Net interest income:
Interest income
Loans, net:
Taxable	$15,541	$15,502	$15,294	$14,760	$14,346
Tax-exempt	1,117	1,123	1,184	1,200	1,155
Total loans, net	16,658	16,625	16,478	15,960	15,501
Investments:
Taxable	709	653	585	628	697
Tax-exempt	1,222	1,272	1,325	1,346	1,346
Total investments	1,931	1,925	1,910	1,974	2,043
Interest on interest-bearing balances in other banks	29	3	15	15	17
Federal funds sold
Total interest income	18,618	18,553	18,403	17,949	17,561
Interest expense:
Deposits	1,434	1,468	1,356	1,322	1,283
Short-term borrowings	174	120	116	89	77
Long-term debt	348	353	353	354	360
Total interest expense	1,956	1,941	1,825	1,765	1,720
Net interest income	$16,662	$16,612	$16,578	$16,184	$15,841
Loans, net:
Taxable	4.41%	4.33%	4.39%	4.47%	4.52%
Tax-exempt	4.30%	4.25%	4.36%	4.40%	4.45%
Total loans, net	4.40%	4.33%	4.39%	4.47%	4.52%
Investments:
Taxable	1.87%	1.72%	1.74%	1.79%	1.76%
Tax-exempt	4.30%	4.22%	4.28%	4.28%	4.24%
Total investments	2.89%	2.83%	2.94%	2.95%	2.86%
Interest-bearing balances with banks	1.16%	3.58%	1.93%	2.16%	1.46%
Federal funds sold
Total interest-bearing assets	4.17%	4.10%	4.17%	4.23%	4.22%
Interest expense:
Deposits	0.47%	0.47%	0.45%	0.45%	0.45%
Short-term borrowings	0.86%	0.63%	0.58%	0.57%	0.58%
Long-term debt	2.44%	2.40%	2.38%	2.39%	2.41%
Total interest-bearing liabilities	0.57%	0.56%	0.54%	0.55%	0.54%
Net interest spread	3.60%	3.54%	3.63%	3.68%	3.68%
Net interest margin	3.73%	3.67%	3.76%	3.81%	3.81%

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
At period end	2017	2016	2016	2016	2016
Assets:
Cash and due from banks	$31,511	$39,496	$31,620	$29,805	$23,699
Interest-bearing balances in other banks	304	445	294	272	299
Federal funds sold
Investment securities:
Available-for-sale	264,644	259,410	249,913	251,382	264,175
Held-to-maturity	10,180	10,517	10,864	11,262	11,681
Total investments	274,824	269,927	260,777	262,644	275,856
Loans held for sale	444		360		78
Loans, net	1,559,867	1,532,965	1,522,391	1,464,808	1,409,691
Less: allowance for loan losses	16,969	15,961	15,712	14,799	14,158
Net loans	1,542,898	1,517,004	1,506,679	1,450,009	1,395,533
Premises and equipment, net	34,967	33,260	33,049	29,510	29,386
Accrued interest receivable	5,604	6,228	5,309	5,952	5,455
Goodwill	63,370	63,370	63,370	63,370	63,370
Other intangible assets, net	3,944	4,211	4,498	4,795	5,091
Other assets	65,640	65,501	65,283	65,253	63,603
Total assets	$2,023,506	$1,999,442	$1,971,239	$1,911,610	$1,862,370
Liabilities:
Deposits:
Noninterest-bearing	$358,538	$353,686	$342,782	$323,785	$323,456
Interest-bearing	1,257,006	1,235,071	1,223,028	1,173,078	1,152,003
Total deposits	1,615,544	1,588,757	1,565,810	1,496,863	1,475,459
Short-term borrowings	77,475	82,700	75,300	86,300	60,350
Long-term debt	57,615	58,134	58,685	59,232	59,773
Accrued interest payable	457	462	434	453	506
Other liabilities	13,096	12,771	14,570	14,437	14,837
Total liabilities	1,764,187	1,742,824	1,714,799	1,657,285	1,610,925
Stockholders’ equity:
Common stock	14,788	14,788	14,788	14,788	14,799
Capital surplus	134,888	134,871	134,853	134,835	134,994
Retained earnings	113,621	111,114	108,677	105,852	103,288
Accumulated other comprehensive loss	(3,978)	(4,155)	(1,878)	(1,150)	(1,636)
Total stockholders’ equity	259,319	256,618	256,440	254,325	251,445
Total liabilities and stockholders’ equity	$2,023,506	$1,999,442	$1,971,239	$1,911,610	$1,862,370

Peoples Financial Services Corp.

Consolidated Balance Sheets

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Average quarterly balances	2017	2016	2016	2016	2016
Assets:
Loans, net:
Taxable	$1,429,323	$1,422,725	$1,385,800	$1,327,003	$1,276,491
Tax-exempt	105,442	105,119	108,105	109,770	104,326
Total loans, net	1,534,765	1,527,844	1,493,905	1,436,773	1,380,817
Investments:
Taxable	159,593	150,697	136,645	144,223	159,584
Tax-exempt	115,347	119,805	123,177	126,620	127,623
Total investments	274,940	270,502	259,822	270,843	287,207
Interest-bearing balances with banks	349	333	412	372	4,686
Total interest-bearing assets	1,810,054	1,798,679	1,754,139	1,707,988	1,672,710
Other assets	194,499	192,266	188,256	184,714	178,933
Total assets	$2,004,553	$1,990,945	$1,942,395	$1,892,702	$1,851,643
Liabilities and stockholders’ equity:
Deposits:
Interest-bearing	$1,244,021	$1,241,586	$1,195,645	$1,174,686	$1,159,159
Noninterest-bearing	346,567	341,795	337,337	327,937	313,908
Total deposits	1,590,588	1,583,381	1,532,982	1,502,623	1,473,067
Short-term borrowings	82,002	75,518	78,974	62,659	53,436
Long-term debt	57,856	58,404	58,960	59,504	60,064
Other liabilities	14,872	15,616	15,349	15,131	15,755
Total liabilities	1,745,318	1,732,919	1,686,265	1,639,917	1,602,322
Stockholders’ equity	259,235	258,026	256,130	252,785	249,321
Total liabilities and stockholders’ equity	$2,004,553	$1,990,945	$1,942,395	$1,892,702	$1,851,643

Peoples Financial Services Corp.

Asset Quality Data

(In thousands)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
	2017	2016	2016	2016	2016
At quarter end
Nonperforming assets:
Nonaccrual/restructured loans	$11,446	$12,974	$12,409	$9,778	$10,020
Accruing loans past due 90 days or more	462	844	1,109	2,071	977
Foreclosed assets	236	393	703	1,353	1,409
Total nonperforming assets	$12,144	$14,211	$14,221	$13,202	$12,406

Three months ended
Allowance for loan losses:
Beginning balance	$15,961	$15,712	$14,799	$14,158	$12,975
Charge-offs	311	1,358	355	632	123
Recoveries	119	207	68	73	106
Provision for loan losses	1,200	1,400	1,200	1,200	1,200
Ending balance	$16,969	$15,961	$15,712	$14,799	$14,158

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Mar 31	Dec 31	Sept 30	June 30	Mar 31
Three months ended	2017	2016	2016	2016	2016
Core net income per share:
Net income GAAP	$4,800	$4,728	$5,118	$4,855	$4,882
Adjustments:
Less: Gains on sale of investment securities				381	242
Add: Gains on sale of investment securities tax adjustment				133	85
Net income Core	$4,800	$4,728	$5,118	$4,607	$4,725
Average common shares outstanding	7,394,143	7,394,143	7,394,143	7,395,127	7,403,510
Core net income per share	$0.65	$0.64	$0.69	$0.62	$0.64
Tangible book value:
Total stockholders’ equity	$259,319	$256,618	$256,440	$254,325	$251,445
Less: Goodwill	63,370	63,370	63,370	63,370	63,370
Less: Other intangible assets, net	3,944	4,211	4,498	4,795	5,091
Total tangible stockholders’ equity	$192,005	$189,037	$188,572	$186,160	$182,984
Common shares outstanding	7,394,143	7,394,143	7,394,143	7,394,143	7,399,298
Tangible book value per share	$25.97	$25.57	$25.50	$25.18	$24.73
Core return on average stockholders’ equity:
Net income GAAP	$4,800	$4,728	$5,118	$4,855	$4,882
Adjustments:
Less: Gains on sale of investment securities				381	242
Add: Gains on sale of investment securities tax adjustment				133	85
Net income Core	$4,800	$4,728	$5,118	$4,607	$4,725
Average stockholders’ equity	$259,235	$258,026	$256,130	$252,785	$249,321
Core return on average stockholders’ equity	7.51%	7.29%	7.95%	7.33%	7.62%
Return on average tangible equity:
Net income GAAP	$4,800	$4,728	$5,118	$4,855	$4,882
Average stockholders’ equity	$259,235	$258,026	$256,130	$252,785	$249,321
Less: average intangibles	67,448	67,725	68,017	68,313	68,614
Average tangible stockholders’ equity	$191,787	$190,301	$188,113	$184,472	$180,707
Return on average tangible stockholders’ equity	10.15%	9.88%	10.82%	10.59%	10.87%
Core return on average tangible stockholders’ equity:
Net income GAAP	$4,800	$4,728	$5,118	$4,855	$4,882
Adjustments:
Less: Gains on sale of investment securities				381	242
Add: Gains on sale of investment securities tax adjustment				133	85
Net income Core	$4,800	$4,728	$5,118	$4,607	$4,725
Average stockholders’ equity	$259,235	$258,026	$256,130	$252,785	$249,321
Less: average intangibles	67,448	67,725	68,017	68,313	68,614
Average tangible stockholders’ equity	$191,787	$190,301	$188,113	$184,472	$180,707
Core return on average tangible stockholders’ equity	10.15%	9.88%	10.82%	10.05%	10.52%
Core return on average assets:
Net income GAAP	$4,800	$4,728	$5,118	$4,855	$4,882
Adjustments:
Less: Gains on sale of investment securities				381	242
Add: Gains on sale of investment securities tax adjustment				133	85
Net income Core	$4,800	$4,728	$5,118	$4,607	$4,725
Average assets	$2,004,553	$1,990,945	$1,942,395	$1,892,702	$1,851,643
Core return on average assets	0.97%	0.94%	1.05%	0.98%	1.03%

Peoples Financial Services Corp.

Reconciliation of Non-GAAP Financial Measures

(In thousands, except share and per share data)

	Mar 31	Mar 31
Three Months Ended	2017	2016
Core net income per share:
Net income GAAP	$4,800	$4,882
Adjustments:
Less: Gains on sale of investment securities		242
Add: Gains on sale of investment securities tax adjustment		85
Net income Core	$4,800	$4,725
Average common shares outstanding	7,394,143	7,403,510
Core net income per share	$0.65	$0.64